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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
ASCOR Incorporated

        We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------
                                        KPMG Peat Marwick LLP

San Jose, California

June 28, 1996